                                 SECURITY AGREEMENT


       THIS AGREEMENT made as of November 4, 1998, by and between FINISAR CORPORATION, a California corporation with a principal place of business at 274 Ferguson Drive, Mountain View, California 94043 ("Debtor") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States having an office at One Federal Street, Mail Stop: MA OF DO7A, Boston, Massachusetts 02110, as Agent for itself and each of the other Lenders who are now or hereafter become parties to the hereinafter defined Loan Agreement ("Secured Party"). Capitalized terms used but not expressly defined herein shall have the meanings assigned thereto in said Loan Agreement.

SECTION 1.  RECITALS.

       (a) Secured Party, Debtor and the Lenders have entered into that certain Loan Agreement dated on or about the date hereof (as the same may be amended from time to time, the "Loan Agreement") pursuant to the terms of which Lenders have agreed to make loans to Debtor as set forth therein.

SECTION 2.  THE SECURITY INTERESTS.

       (a) In order to secure (i) payment and performance of all of the obligations of Debtor under the Loan Agreement, under the Notes and under the other Financing Documents, (ii) the performance of all of the obligations of Debtor to Secured Party contained herein, and (iii) the payment of all other future advances and other obligations of Debtor to Secured Party and/or the Lenders, including, without limitations, any future loans and advances made to Debtor by Secured Party and/or the Lenders prior to, during or following any
(a) application by Debtor for or consent by Debtor to the appointment of a receiver, trustee or liquidator of Debtor's property, (b) admission by Debtor in writing of its inability to pay or failure generally to pay its respective debts as they mature, (c) general assignment by Debtor for the benefit of creditors,
(d) adjudication of Debtor as bankrupt or (e) filing by Debtor of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or liquidation statute, or an answer admitting the material allegations of a petition filed against it in a proceeding under any such law (any of the foregoing shall hereinafter be referred to as a "Bankruptcy Event"), any interest accruing under the Notes and/or the Loan Agreement after the commencement of a Bankruptcy Event to the extent permitted by applicable law, and any and all other indebtedness, liabilities and obligations of Debtor to Secured Party and/or the Lenders of every kind and description, direct, indirect or contingent, now or hereafter existing, due or to become due (all of the foregoing being hereinafter called the "Obligations"), Debtor hereby grants to Secured Party for the benefit of the Lenders a continuing security interest in the following described fixtures and personal property (hereinafter collectively called the "Collateral"):

       All fixtures and all tangible and intangible personal property of Debtor, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, including, without limitations, (a) all equipment (including all machinery, tools and furniture), inventory and goods (each as defined in the Uniform Commercial
Code, if so defined therein); (b) all accounts, accounts receivable, other receivables, contract rights, chattel paper, and general intangibles
(including, without limitations, trademarks, trademark registrations, trademark registration applications, servicemarks, servicemark registrations, servicemark registration applications, goodwill, tradenames, trade secrets, patents, patent applications, leases, licenses, permits, copyrights, copyright registrations, copyright registration applications, moral rights, any other proprietary rights, exclusionary rights or intellectual property and any renewals and extensions associated with any of the foregoing, as each of the foregoing may be secured under the laws now or hereafter in force and effect in the United States of America or any other jurisdiction) of Debtor (each as defined in the Uniform Commercial Code, if so defined therein); (c) all instruments, documents of title, policies and certificates of insurance, securities (whether certificated or uncertificated) and other investment property (as defined in the Uniform Commercial Code), bank deposits, deposit accounts, checking accounts and cash of Debtor, (d) all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of, all of the foregoing and (e) all books, records and documents relating to any of the foregoing; provided, however, this definition of Collateral shall specifically exclude (i) equipment leased from or financed by third parties and (ii) non-assignable contract and license rights, all in accordance with the Loan Agreement.

       (b) All Collateral consisting of accounts receivable, contract rights, instruments, chattel paper and general intangibles (each as defined in the Uniform Commercial Code) of Debtor arising from the sale, delivery or provision of goods and/or services, including, without limitation, all documents, notes, drafts and acceptances, now owned by Debtor as well as any and all thereof that may be hereafter acquired by Debtor and in and to all returned or repossessed goods arising from or relating to any contract rights, accounts or other proceeds of any sale or other disposition of inventory, are sometimes hereinafter collectively called the "Customer Receivables".

       (c) The security interests granted pursuant to this SECTION 2 (the "Security Interests") are granted as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Debtor under any of the Collateral or any transaction which gave rise thereto.

SECTION 3.  DELIVERY OF PLEDGED SECURITIES, CHATTEL PAPER AND DATABASE.

       All securities including, without limitations, shares of stock and negotiable promissory notes, of Debtor, whether now owned or hereafter acquired by Debtor, shall be delivered to Secured Party by Debtor simultaneously with the delivery hereof or, with respect to after acquired securities, promptly after the same have been acquired by Debtor (which securities are hereinafter called the "Pledged Securities") shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignments in blank all in form and substance satisfactory to Secured Party. EXHIBIT A attached hereto and made a part hereof sets forth a complete description of all securities owned by Debtor on the date hereof. Secured Party may at any time or from time to time, at its sole discretion, require Debtor to cause any chattel paper included in the Customer Receivables to be delivered to Secured Party or any successor agent or representative designated by it for the purpose of causing a legend referring to the Security Interests to be placed on such chattel paper and upon any ledgers or other records concerning the Customer Receivables.

SECTION 4.  FILING:  FURTHER ASSURANCES.

       Debtor will, at its expense, execute, deliver, file and record (in such manner and form as Secured Party may reasonably require), or permit Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that Secured Party may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to execute in the name and behalf of Debtor such additional financing statements as Secured Party may reasonably request.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF DEBTOR.

       Debtor hereby represents and warrants to Secured Party that (a) Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse Lien except as permitted under the Loan Agreement; (b) except for financing statements relating to Liens against Debtor specifically described in and permitted by the Loan Agreement, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement; (c) all information, representations and warranties contained in the Perfection Certificate attached hereto as EXHIBIT B and made a part hereof are true, accurate and complete in all material respects on the date hereof, and (d) there are no restrictions upon the voting rights or the transfer of all or any of the Pledged Securities (other than as may appear on the face of any certificate evidencing any of the Pledged Securities or as may be imposed by any state or local agency or government) and Debtor has the right to vote, pledge, grant the Security Interest in and otherwise transfer the Pledged Securities free of any encumbrances (other than applicable restrictions imposed by any state or local agency or government or Federal or state securities laws or regulations).

SECTION 6.  COVENANTS OF DEBTOR.

       Debtor hereby covenants and agrees with Secured Party that Debtor
(a) will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein other than that of Secured Party, other than in respect of Permitted Encumbrances; (b) will provide Secured Party with prompt written notice of (i) any change in the office where Debtor maintains its books and records pertaining to the Customer Receivables, and (ii) the movement or location of a material amount of Collateral to or at any address other than as set forth in EXHIBIT B attached hereto; (c) will immediately notify Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; (d) will have and maintain insurance at all times in accordance with the provisions of the Loan Agreement; (e) except in the ordinary course of business or as otherwise permitted under the Loan Agreement, will not sell or offer to sell or otherwise assign transfer or dispose of the Collateral or any interest therein, without the prior written consent of Secured Party; (f) will keep the Collateral free from any adverse Lien (other than Liens permitted under the Loan Agreement); and (g) will not use the Collateral in violation of the Loan Agreement or this Agreement.

SECTION 7.  RECORDS RELATING TO COLLATERAL.

       Debtor will keep its records concerning the Collateral, including the Customer Receivables and all chattel paper included in the Customer Receivables, at the location(s) set forth in EXHIBIT B attached hereto or at such other place or places of business of which Secured Party shall have been notified in writing no less than ten (10) days in advance. Debtor will hold and preserve such records and chattel paper and will, to the extent provided in the Loan Agreement, (a) permit representatives of Secured Party at any time during normal business hours to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and (b) furnish to Secured Party such information and reports regarding the Collateral as Secured Party may from time to time reasonably request.

SECTION 8.  RECORD OWNERSHIP OF PLEDGED SECURITIES.

       Upon the occurrence and during the continuance of an Event of Default, Secured Party may cause any or all of the Pledged Securities to be transferred of record into the name of Secured Party (or a designee of Secured Party) in a manner consistent with applicable law.

SECTION 9.  RIGHT TO RECEIVE DISTRIBUTIONS ON PLEDGED SECURITIES.

       Unless an Event of Default shall have occurred and be continuing, Debtor shall be entitled, from time to time, to collect and receive for its own use all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities, except:

              (i)    dividends of stock;

              (ii) dividends payable in securities or other property (except cash dividends);

              (iii) other securities issued with respect to or in lieu of the Pledged Securities (whether upon conversion of the convertible securities included therein or through stock split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

All of the foregoing, together with all new, substituted or additional shares of capital stock, warrants, options or other rights, or other securities issued in addition to or in respect of all or any of the Pledged Securities shall be delivered to Secured Party hereunder as required by SECTION 3 hereof, to be held as Collateral pursuant to the terms hereof in the same manner as the Pledged Securities delivered to Secured Party on the date hereof.

SECTION 10.  RIGHT TO VOTE PLEDGED SECURITIES.

       Unless an Event of Default shall have occurred and be continuing, Debtor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the

Pledged Securities and to exercise conversion rights with respect to the convertible securities included therein, and Secured Party shall, upon receiving a written request from Debtor accompanied by a certificate signed by Debtor's principal financial officer stating that no Event of Default has occurred, deliver to Debtor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any Pledged Securities which are registered in Secured Party's name, and make such arrangements with respect to the conversion of convertible securities as shall be specified in Debtor's request, such arrangements to be in form and substance reasonably satisfactory to Secured Party.

       If an Event of Default shall have occurred and be continuing, and provided Secured Party elects to exercise the rights hereinafter set forth by notice to Debtor of such election, Secured Party shall have the right, to the extent permitted by law, and Debtor shall take all such action as may be necessary or reasonably appropriate to give effect to such right, to vote and to give consents, ratifications and waivers and take any other action with respect to all the Pledged Securities with the same force and effect as if Secured Party were the absolute and sole owner thereof.

SECTION 11.  GENERAL AUTHORITY.

       Debtor hereby irrevocably appoints Secured Party Debtor's lawful attorney, with full power of substitution, in the name of Debtor, for the sole use and benefit of Secured Party, its successors and assigns, but at Debtor's expense, to exercise, all or any of the following powers with respect to all or any of the Collateral during the existence and continuance of any Event of
Default:

              (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

              (ii) to receive, take, endorse, assign and deliver all checks, notes, drafts, securities, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Secured Party;

              (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

              (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the related goods securing the Customer Receivables, as fully and effectually as if Secured Party were the absolute owner thereof;

              (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

              (vi)   to discharge any taxes or Liens at any time placed thereon;
and

              (vii) to execute any document or form, in the name of Debtor, which may be necessary or desirable in connection with any sale of Pledged Securities by Secured Party, including without limitation Form 144 promulgated by the Securities and Exchange Commission;

provided, that Secured Party shall give Debtor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.


SECTION 12.  EVENTS OF DEFAULT.

       Debtor shall be in default under this Security Agreement upon the occurrence of any Event of Default under the Loan Agreement.

SECTION 13.  REMEDIES UPON EVENT OF DEFAULT.

       If any Event of Default shall have occurred and be continuing, Secured Party may exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient. Secured Party shall give Debtor ten (10) days' written notice of its intention to make any public or private sale or sale at a broker's board or on a securities exchange of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. To the extent permitted by law, Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 14.  APPLICATION OF COLLATERAL AND PROCEEDS.

       The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:
(a) first, to pay the expenses of such sale or other realization, including reasonable attorneys' fees, and all expenses, liabilities and advances incurred or made by Secured Party in connection therewith, and any other unreimbursed expenses for which Secured Party may be reimbursed pursuant to SECTION 15;
(b) second, to the payment of the Obligations in such order of priority as Secured Party, in its sole discretion, shall determine and (c) finally, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

SECTION 15.  EXPENSES; SECURED PARTY'S LIEN.

       Debtor will forthwith upon demand pay to Secured Party: (a) the amount of any taxes which Secured Party may have been required to pay by reason of the Security Interests (including any applicable transfer and personal property taxes but excluding taxes in respect of Secured Party's income and profits) or to free any of the Collateral from any Lien thereon and (b) the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, which Secured Party may incur in connection with (i) the collection or other disposition of any of the Collateral,

(ii) the exercise by Secured Party of any of the powers conferred upon it hereunder, (iii) any default on Debtor's part hereunder or (iv) any Bankruptcy Event.

SECTION 16.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

       Upon the repayment and performance in full of all the Obligations and the expiration or termination of any obligations of Secured Party to advance funds to Debtor, or upon the sale of any Collateral which is permitted under the Loan Agreement or as otherwise consented to in writing by Secured Party, the Security Interests on such sold Collateral shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination of the Security Interests or release of Collateral, Secured Party will execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Notwithstanding the foregoing, this Security Agreement shall be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded, invalidated, declared to be fraudulent or preferential, or set aside or is required to be repaid to a trustee, receiver or any other party under any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of Debtor or the proceeds thereof whether such case or proceeding be for the liquidation, dissolution or winding up of Debtor or their respective businesses, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against Debtor for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, all as though such payment had not been made or value received.

SECTION 17.  NOTICES.

       All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed or telefaxed or delivered to the applicable party in the manner set forth in SECTION 9.6 of the Loan Agreement.

SECTION 18.  ADDITIONAL PROVISION REGARDING PLEDGED SECURITIES.

       With respect to any Pledged Securities which are delivered to the Secured Party pursuant to a separate pledge agreement, to the extent any provisions of that pledge agreement are inconsistent with the terms of this Security Agreement, the terms of that separate pledge agreement will govern.

SECTION 19.  MISCELLANEOUS.

       (a) No failure on the part of Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought;

       (b) This Security Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any state other than The Commonwealth of Massachusetts with respect to Collateral located in any such other state are governed by the laws of said state; and

       (c) This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Security Agreement.

SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

       (a) Except to the extent prohibited by applicable law, Debtor irrevocably:

              (i) agrees that any suit, action, or other legal proceeding arising out of this Security Agreement or any of the Loans may be brought in the courts of record of The Commonwealth of Massachusetts or any other state(s) in which any of the Collateral is located or the courts of the United States located in The Commonwealth of Massachusetts or any other state(s) in which any of the Collateral is located;

              (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding; and

              (iii) waives any objection which it may have to the laying of venue of such suit, action or proceeding in any of such courts.

       For such time as any of the Obligations of Debtor to Secured Party shall be unpaid in whole or in part and/or the Commitment is in effect, Debtor irrevocably designates the registered agent or agent for service of process of the Debtor as reflected on the records of the Secretary of State of California as its registered agent, and, in the absence thereof the Secretary of State of State of California, as its agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or proceeding brought in any such court and agrees and consents that any such service of process upon such agent and written notice of such service to Debtor by registered or certified mail shall be taken and held to be valid personal service upon Debtor regardless of where Debtor shall then be doing business and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in each such state and waives any claim of lack of personal service or other error by reason of any such service. Any notice, process, pleadings or other papers served upon the aforesaid designated agent shall, within three (3) Business Days after such service, be sent by the method provided therefor under
SECTION 9.6 of the Loan Agreement to the Debtor at its address set forth in the Loan Agreement. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY DISPUTE BETWEEN THE DEBTOR AND SECURED PARTY WITH RESPECT TO THE FINANCING DOCUMENTS AND/OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

SECTION 21.  SEVERABILITY.

       If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party.

       IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.


                                         FINISAR CORPORATION


                                         By:
                                            -------------------------------
                                            Jerry S. Rawls, President


                                         FLEET NATIONAL BANK, as Agent for
                                         itself and the other Lenders


                                         By:
                                            -------------------------------
                                            Matthew M. Glauninger
                                            Senior Relationship Manager and
                                            Vice President

                                     EXHIBIT A

                             SECURITIES OWNED BY DEBTOR



None

                                     EXHIBIT B


                               PERFECTION CERTIFICATE


       The following information is being provided to Fleet National Bank, in its capacity as Agent and as Lender ("Fleet") in connection with a proposed loan to Finisar Corporation ("Borrower"). The information provided in this Perfection Certificate must be completed and forwarded to Fleet and its counsel, Hinckley, Allen & Snyder prior to the drafting of any loan documentation:

       1. The exact legal name of Borrower is: FINISAR CORPORATION; and Borrower has not conducted business under any other corporate name except for those listed below:

              (a)    Flix Op Corporation

              (b)
                     ------------------------------

       2.     Borrower's Tax ID Number is:  94-3038428.

       3. Borrower uses in its business, or has used at any time during the last five years, and owns the following trade names:

              (a)    Finisar Corporation

              (b)
                     ------------------------------

       4. Borrower was formed as a corporation on April 16, 1987, under the laws of State of California and is in good standing under those laws.

       5.     FOR CORPORATIONS:  The senior officers of Borrower are:

              (a)    Frank Levinson, CEO

              (b)    Jerry Rawls, President

       6. FOR LIMITED PARTNERSHIPS: The general partner and all limited partners of Borrower are:

              (a)
                     ------------------------------

              (b)
                     ------------------------------

       7. FOR LIMITED LIABILITY COMPANIES: The Managing Member and all of the other members of Borrower are:

              (a)
                     ------------------------------

              (b)
                     ------------------------------

       8. Borrower is qualified to transact business in the following states:

              (a)    California

              (b)
                     ------------------------------

       9. The General Partner/Managing Member is qualified to transact business in the following states:

              (a)
                     ------------------------------

              (b)
                     ------------------------------

       10.    Borrower has places of business at:

              (a)    274 Ferguson Drive, Mountain View, CA

              (b)    582 Market Street, San Francisco, CA

       11. Borrower maintains its records concerning the Collateral, including the Customer Receivables and all chattel paper included in Customer Receivables, at:

              (a)    274 Ferguson Drive, Mountain View, CA

              (b)    582 Market Street, San Francisco, CA

       12.    Borrower owns or has an interest in personal property located at:

              (a)    274 Ferguson Drive, Mountain View, CA

              (b)    582 Market Street, San Francisco, CA

       13. Borrower owns or has an interest in real property located at (please note whether such interest is a fee or leased interest):

              (a)    274 Ferguson Drive, Mountain View, CA (leased)

              (b)    582 Market Street, San Francisco, CA (leased)

       14.    Borrower is the owner of the following securities:

              (a)
                     ------------------------------

              (b)
                     ------------------------------

       15.    Borrower is the registered owner of the following Copyrights:


              REGISTRATION NUMBER TITLE

              (a)

              (b)

       16. Borrower is the registered owner of the following Patents (please include applications pending):

              REGISTRATION OR SERIAL NUMBER       PATENT DESCRIPTION

              (a)  Please see Attachment A

              (b)

       17. Borrower is the registered owner of the following Trademarks (please include applications pending):

              TRADEMARK/SERVICEMARK         REGISTRATION OR SERIAL NUMBER

              (a)  Please see Attachment B

              (b)


       18. Borrower is the owner of the following Contracts, Leases, Licenses and Permits:

              (a)  Please see Attachment C

              (b)

       19.    EXISTING DEBT:

              (a)    The Borrower is party to the following existing financing:

                     (i) Loan from Cupertino National Bank and Trust for $1,000,000 dated July 16, 1997

                     (ii) Loan from Cupertino National Bank and Trust for $500,000 dated July 16, 1997

              (b) The following financing statements naming Borrower as "Debtor" are on file:

              LOCATION   DATE   FILE NUMBER   COLLATERAL



              (c) The following mortgages/deeds of trust are of record naming Borrower as "Mortgagor/Grantor":

                     (i)
                            ------------------------------

                     (ii)
                            ------------------------------

       20. The Borrower will be represented by the following counsel in connection with the above financing:

              GENERAL COUNSEL:
              Blair W. Stewart, Jr.
              Wilson Sonsini Goodrich & Rosati PC
              650 Page Mill Road
              Palo Alto, CA  94304
              Tel:  (650) 493-9300
              Fax:  (650) 493-6811

       21. The Borrower will be using the following Title Insurance Company and Surveyor:

              TITLE COMPANY:

              ------------------------------
              ------------------------------
              ------------------------------
              Attn:
                     -----------------------
              Tel:
                    ------------------------
              Fax:
                    ------------------------

              SURVEYOR:

              ------------------------------
              ------------------------------
              ------------------------------
              Attn:
                     -----------------------
              Tel:
                    ------------------------
              Fax:
                    ------------------------

       REPEAT ABOVE INFORMATION FOR ALL BORROWING SUBSIDIARIES

                                 ATTACHMENT A


       The following is a list of patents owned or submitted by the Company.


 PATENT                                        PATENT           FILING          COUNTRY                   STATUS
 ------                                        NO.              DATE            -------                   ------
                                               ------           ------

 Integrated Coupler/Connector                  4,881,789        05/26/88        USA                       Issued 11/21/89
 2x2 Optical Bypass Switch                     4,927,225        05/30/89        USA                       Issued 05/22/90
 Semiconductor Laser Diode Controller and      5,019,769        09/14/90        USA                       Issued 05/28/91
 Laser
                      ""                       654825                           Australia                 Issued 07/31/91
                      ""                                                        Japan-requested exam
                                                                                07/13/98
                      ""                       54811                            European Community -
                                                                                issued 09/17/97;
                                                                                validated in
                                                                                UK, France & Germany

 System for Scheduling of Indexed and          5,404,505        11/01/91        USA                       Issued 04/04/95
 Requested Database Information on Demand
                      ""                       654885                           Australia                 Issued 07/31/91
                      ""                                                        Canada                    Filed
                      ""                                                        European Community -
                                                                                requested examiner 5-95

 Multi-Mode High Speed Network Switch for      5,566,171        03/15/95        USA                       Issued 01/15/96
 Node-to-Node Communication
 High Speed Local Area Network                 5,604,735        05/12/95        USA                       Issued 02/18/97
 Multi-Protocol Dual Fiber Link Laser Diode                                                               Abandoned
 Controller
 CIP Multi-Protocol Dual Fiber Link Laser                       09/05/97        USA                       Pending
 Diode Controller
 Light Mixing Device with Fiber Optic Output   5,271,079                        USA                       Issued 12/14/93
 Method and Apparatus for Simulating a Laser   5,247,532        09/21/93        USA                       Issued 09/21/93
 Diode in a Fiber Optic Transmitter


                                    ATTACHMENT B


 TRADEMARK                 REG. NO.                   FILING DATE               COUNTRY                   STATUS

 Finisar                   1,819,741                  03/26/93                  Intn'l Class 9            Issued 02/08/94


                                    ATTACHMENT C

       (1) The Company is party to the following real property leases and subleases:

              (a) Building Lease for 274 Ferguson Drive, Mountain View, CA, dated April 30, 1997 between the Company and DM Group VIII and DM Group VIII-E for a period beginning June 1, 1997 and ending May 31, 2002.

              (b) Individual Grant Deed for 3812 Brittany Lane, Glendale, CA, dated June 6, 1995 between the Company and Mr. and Mrs. Jan Lipson.

       (2) The following licenses have been granted by the Company for use of its intellectual property.

       The Company is party to a license and supply agreement with Methode Electronics regarding certain of the Company's products.

       Many of the Company's products have imbedded software and by selling such products, the Company implicitly grants a license to each purchaser to use the software.

       (3) The Company is party to the following contracts, agreements and transactions which involve obligations of, or payments to, the Company in excess of Fifty Thousand Dollars ($50,000):

              (a) Equipment Lease Agreement with Hewlett-Packard starting September 22, 1997

              (b) Equipment Purchase Order with Hewlett-Packard dated August 28, 1997

              (c)    Purchase Order for Hewlett Packard dated June 3, 1998

              (d) Purchase Order for Fermi National Accelerator Laboratory dated June 19, 1998

              (e) Evaluation Agreement between Finisar and Anchor Communications, Inc. dated July 14, 1998